UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                       -----------------------

                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934

                       -----------------------

          Date of Report (Date of earliest event reported):
                           February 3, 2003


                   United States Steel Corporation
---------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)


       Delaware                1-16811               25-1897152
   ---------------     ----------------------    -------------------
   (State or other        (Commission File          (IRS Employer
   jurisdiction of             Number)           Identification No.)
    incorporation)

 600 Grant Street, Pittsburgh, PA              15219-2800
----------------------------------             ----------
 (Address of principal executive               (Zip Code)
             offices)

                            (412) 433-1121
                    ------------------------------
                   (Registrant's telephone number,
                         Including area code)

Item 5. Other Events

On February 3, 2003, United States Steel Corporation announced an offering of 4,000,000 shares of MEDS. The prospectus and prospectus supplement have been filed with the Securities and Exchange Commission and are available through the EDGAR system. Attached is a copy of the press release announcing the offering in substantially the form released.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

         99.1 Press Release - "U. S. Steel Announces $200 Million Mandatory Convertible Preferred Share Offering"



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION



By   /s/ Larry G. Schultz
     -------------------------
     Larry G. Schultz
     Vice President and Controller



Dated:  February 4, 2003